SERVICER'S CERTIFICATE
   CHEVY CHASE AUTO RECEIVABLES TRUST 1995-1
   6.00 % AUTO RECEIVABLES BACKED CERTIFICATES

   Distribution Date:    October 15, 1998
   Collection Period:    September, 1998
   Record Date:          October 14, 1998

        Under the pooling and Servicing Agreement, dated as of June 1, 1995, between Chevy Chase Bank,
   F.S.B. (as "Seller and "Servicer") and Norwest Bank Minnesota, National Association, as trustee, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Chevy Chase Auto Receivables
   Trust 1995-1 (the "Trust") during the previous month.
   The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


   A.   Information Regarding the Current Monthly Distribution.
        1.  Certificates
            (a) The Aggregate amount of the
                distribution to
                Certificate holders on the
                Distribution Date Set forth above .....$   2,526,207.30

            (b) The amount of the distribution
                set forth in paragraph (a)
                above allocable to principal,
                including any overdue principal .......$   2,392,990.50


            (c) The amount of the distribution
                set forth in paragraph (a) above
                allocable to interest, including
                any overdue interest ..................$     133,216.80

            (d) The Draw Amount, if any, with
                respect of such Distribution
                Date ..................................$           0.00

            (e) The Servicing fee .....................$      22,604.08

            (f) The Trustee fee .......................$         250.00

            (g) The amount distributed to the
                Cash Collateral Trustee ...............$      91,514.19

            (h) The amount of the distribution
                set forth in paragraph (a) above,
                per Certificate in a principal
                amount of $1,000 ......................$     10.0153052

            (i) The amount of the distribution
                set forth in paragraph (b) above,
                per Certificate in a principal
                amount of $1,000 ......................$      9.4871589

            (j) The amount of the distribution
                set forth in paragraph (c) above,
                per Certificate in a principal
                amount of $1,000 ......................$      0.5281462

            (k) The amount of the distribution
                set forth in paragraph (d) above,
                per Certificate in a principal
                amount of $1,000 ......................$           0.00


            (l) The Certificate Principal Balance
                as of such Distribution Date (after
                giving effect to any distribution on
                such Distribution Date) ...............$  24,250,370.20

   B.   Information Regarding the Performance of the Trust.
        1.  Net Losses, Delinquencies and Pool Balance.
            (a) The aggregate net losses on the
                Receivables for the related Collection
                Period ................................$       7,780.08

            (b) The aggregate principal balance of all
                Receivables which were delinquent 30
                days or more as of the last day of the
                related Collection Period .............$     881,517.75

            (c) The Pool Balance as of the end of the
                related Collection Period .............$  24,662,856.75

            (d) The Certificate Factor as of the end
                related Collection Period .............$      0.0961421

        2.  Available Collection Cash Collateral Amount.
            (a) The Available Cash Collateral Amount,
                after giving effect to any deposit to or
                withdrawal from the Cash Collateral
                Account with respect to such
                Distribution Date  ....................$   5,044,693.61

            (b) The Available Cash Collateral Amount,
                expressed as a percentage of the Pool
                Balance, after giving effect to any
                deposit to or withdrawal from the
                Cash Collateral Account with respect
                to such Distribution Date  ............$          18.60%

        Weighted average annual percentage rate (1)                9.31%

        Weighted average remaining term to maturity (1)           15.41

        (1) Weighted by current balance.





                         CHEVY CHASE BANK, F.S.B.
                         Auto Trust 1995-1  Servicer


                         Tom Uglietta
                         Assistant Vice President